UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

April 5, 2013

CHINO COMMERCIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

California (State or other jurisdiction of incorporation or organization)	000-35366 (Commission File No.)	20-4797048 (I.R.S. Employee Identification No.)

14245 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On April 5, 2013 of Directors of Chino Commercial Bancorp announced that Chino Commercial Bank, N.A. received Findley Report’s highest rating of “Super Premier” Performing Bank.

Exhibit 99.1. Press release dated April 5, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 5, 2013	CHINO COMMERCIAL BANCORP

	By:	/s/Dann H. Bowman
Dann H. Bowman
President and Chief Executive Officer
(Officer authorized to sign on behalf of Registrant)

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